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                                                                       EXHIBIT 2

                               ILEX Oncology, Inc.

                                6,000,000 Shares

                                  Common Stock
                                ($0.01 Par Value)

                             UNDERWRITING AGREEMENT

July 30, 2003

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                             UNDERWRITING AGREEMENT

                                                                   July 30, 2003

UBS Securities LLC
Lehman Brothers
CIBC World Markets Corp.
U.S. Bancorp Piper Jaffray Inc.

As Representative of the several Underwriters

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

                  ILEX Oncology, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as representative(s), an aggregate of 5,500,000 shares of Common Stock, $0.01 par value per share (the "Common Stock"), of the Company, and the Cancer Therapy and Research Center Endowment, a non-profit Texas corporation (the "Selling Stockholder"), proposes to sell to the several Underwriters 500,000 shares of Common Stock (said shares to be issued and sold by the Company and to be sold by the Selling Stockholder collectively, the "Firm Shares"). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 825,000 shares of Common Stock, and the Selling Stockholder proposes to grant to the Underwriters the option to purchase up to an additional 75,000 shares of Common Stock (the 900,000 shares of Common Stock subject to such options being referred to herein as the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below. The Company and the Selling Stockholder are hereinafter sometimes referred to as the "Sellers."

                  The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-106735) under the Act (the "registration statement"). Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission. Such registration statement, as so amended, has


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been declared by the Commission to be effective under the Act. The Company has filed with the Commission a Prepricing Prospectus (as defined and referred to below) pursuant to Rule 424(a) under the Act, describing the Shares and the offering thereof, in such form as has been provided to or discussed with, and approved by, the Underwriters. The Company will next file with the Commission pursuant to Rule 424(b) under the Act a final prospectus supplement to the basic prospectus included within the registration statement, describing the Shares and the offering thereof, in such form as has been provided to or discussed with, and approved, by the Underwriters.

                  The term "Registration Statement" as used in this Agreement means the registration statement, as amended at the time it became effective and as supplemented or amended prior to the execution of this Agreement, including
(i) all financial schedules and exhibits thereto and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "Abbreviated Registration Statement"), the term "Registration Statement" includes the Abbreviated Registration Statement. The term "Basic Prospectus" as used in this Agreement means the basic prospectus dated as of July 29, 2003 and filed with the Commission on July 30, 2003 pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means any form of preliminary prospectus used in connection with the marketing of the Shares, including the preliminary prospectus supplement dated as of July 21, 2003 and filed with the Commission on July 21, 2003 pursuant to Rule 424(a) under the Act and any basic prospectus (whether or not in preliminary form) used with any such preliminary prospectus supplement in connection with the marketing of the Shares, in each case as any of the foregoing may be amended or supplemented by the Company. The term "Prospectus Supplement" as used in this Agreement means any final prospectus supplement specifically relating to the Shares, in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act. The term "Prospectus" as used in this Agreement means the Basic Prospectus together with the Prospectus Supplement, except that if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include (i) the documents incorporated by reference therein pursuant to Form S-3 (the "Incorporated Documents") and (ii) the copy of the Registration Statement, the Basic Prospectus, the Prepricing Prospectus, the Prospectus Supplement, the Prospectus or the Incorporated Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Prepricing Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and

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regulations thereunder (collectively, the "Exchange Act") after the effective date of the Registration Statement, or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  The Company, the Selling Stockholder and the Underwriters agree as follows:

                  1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $15.98 per share (the "Purchase Price Per Share"), the number of Firm Shares which bears the same proportion to the aggregate number of Firm Shares to be issued and sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto (or such number of Firm Shares increased as set forth in Section 8 hereof) bears to the aggregate number of Firm Shares to be sold by the Sellers, subject to such adjustments as you may determine to avoid fractional shares.

                  Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Stockholder, at the Purchase Price Per Share, the number of Firm Shares which bears the same proportion to the aggregate number of Firm Shares to be sold by the Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto (or such number of Firm Shares increased as set forth in Section 8 hereof) bears to the aggregate number of Firm Shares to be sold by the Sellers, subject to such adjustments as you may determine to avoid fractional shares.

                  The Company and the Selling Stockholder are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

                  In addition, the Company and the Selling Stockholder hereby grant to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company and the Selling Stockholder, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the Purchase Price Per Share. This option may be exercised by UBS Securities LLC ("UBS Securities") on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company and the Selling

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Stockholder. Such notice shall set forth the aggregate number of Additional
Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day(1) after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The maximum number of Additional Shares subject to sale by each of the Company and the Selling Stockholder shall be as set forth in the first paragraph of this Agreement. If the Underwriters exercise their over-allotment option for less than the total number of Additional Shares subject to sale thereunder, the Additional Shares shall be sold by the Company and the Selling Stockholder pro rata in accordance with the number of Firm Shares to be sold by each of them. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase (i) from the Company the number of Additional Shares which bears the same proportion to the number of Additional Shares to be issued and sold by the Company upon such exercise as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto (or such number of Firm Shares increased as set forth in Section 8 hereof) bears to the aggregate number of Firm Shares to be sold by the Sellers, and (ii) from the Selling Stockholder the number of Additional Shares which bears the same proportion to the number of Additional Shares to be sold by the Selling Stockholder upon such exercise as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto (or such number of Firm Shares increased as set forth in Section 8 hereof) bears to the aggregate number of Firm Shares to be sold by the Sellers, subject, in the case of clauses (i) and (ii) above, to such adjustments as you may determine to avoid fractional shares.

                  2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company and the Selling Stockholder by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on August 4, 2003 (unless another time shall be agreed to by you and the Company and the Selling Stockholder or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the "time of purchase." Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify at least one full business day prior to the time of purchase.

------------------------------
(1) As used herein "business day" shall mean any day on which the New York Stock Exchange is open for trading.

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                  Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify at least one full business day prior to the time of purchase.

                  Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

                  3. Representations and Warranties of the Company and the Selling Stockholder.

                           (i)      The Company represents and warrants to and
agrees with each of the Underwriters that:

                  (a) the Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement or the Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge after inquiry of appropriate personnel at the Commisssion, are contemplated by the Commission; the Company is eligible to use Form S-3; such registration statement at the date of this Agreement meets, and the offering of the Shares complies in all material respects with, the requirements of Rule 415 under the Act. The Registration Statement complied when it became effective, complies and will comply, at the time of purchase, and the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement and the Prospectus conformed as of its date, conform and will conform at the time of purchase in all material respects with the requirements of the Act (including said Rule 415); any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the conditions to the use of Form S-3 have been satisfied; and the Registration Statement did not at the time of effectiveness, does not and will not at the time of purchase contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement and the Prospectus did not as of its date, does not and will not at the time of purchase contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however,

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         that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; the documents incorporated by reference in the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement, the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, any Prepricing Prospectus, the then most recent Prospectus Supplement and the Prospectus;

                  (b) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Prospectus entitled "Capitalization"(subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement and the Prospectus and grant of options under existing stock option plans described in the Registration Statement and the Prospectus, and subject, in the case of additional time of purchase, to the issuance of Additional Shares); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

                  (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

                  (d) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or

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         leasing of its properties or the conduct of its business requires such qualification (such jurisdictions consisting solely of the state of Texas), except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole ("Material Adverse Effect");

                  (e) the Company has no subsidiaries (as defined in the Act) other than those listed on Schedule B (collectively, the "Subsidiaries"); the Company owns, directly or indirectly, all of the issued and outstanding capital stock or other equity interests of each of the Subsidiaries; other than the capital stock or other equity interests of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities (except for corporate bonds held for investment purposes which are reflected specifically or generally as an asset on the Company's financial statements) of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and the by-laws of the Company and the Subsidiaries and all amendments thereto have been delivered or made available to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification (such jurisdictions consisting solely of those set forth adjacent to the respective Subsidiaries' names on Schedule B), except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; all of the outstanding shares of capital stock and other equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as set forth in the Registration Statement and the Prospectus, are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

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                  (f)      the Shares have been duly and validly authorized and,
         when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights;

                  (g) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof incorporated by reference in the Registration Statement and the Prospectus, and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                  (h) this Agreement has been duly authorized, executed and delivered by the Company;

                  (i) except with respect to breaches, violations or defaults that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its respective charter or by-laws, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected, and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) the charter or by-laws of the Company or any of the Subsidiaries, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

                  (j) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act, which has been or will

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         be effected, any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD, or those that if not obtained, made or waived could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

                  (k) except as set forth in the Registration Statement and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise, the breach of which could reasonably be expected to have a Material Adverse Effect or to interfere in any material respect with the completion of the offering and sale of the Shares;

                  (l) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business, other than such licenses, authorizations, consents and approvals the failure of which to obtain would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

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                  (m)      all legal or governmental proceedings, affiliate
         transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

                  (n) except as disclosed in the Registration Statement and the Prospectus, there are no pending or, to the Company's knowledge, threatened actions, suits, proceedings or, to the Company's knowledge, claims or investigations to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby;

                  (o) Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accountants as required by the Act;

                  (p) the audited financial statements included in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified and have been prepared, in all material respects, in compliance with the requirements of the Act and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; any pro forma financial statements or data included in the Registration Statement and the Prospectus comply, in all material respects, with the requirements of Regulation S-X of the Act and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data set forth in the Registration Statement and the Prospectus are accurately presented, in all material respects, and prepared on a basis consistent, in all material respects, with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included

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         in the Registration Statement and the Prospectus that are not included as required; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectus;

                  (q) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development which could reasonably be expected to cause a material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole,
         (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

                  (r) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of each of its directors and executive officers;

                  (s) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (t) the Company and each of the Subsidiaries has good and indefeasible title to all property (real and personal) described in the Registration Statement and in the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, except such as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; all the property described in the Registration Statement and the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of the Subsidiaries, as the case may be;

                  (u) the Company or the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses and the commercialization of the products and product candidates described in the Registration Statement and the Prospectus, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, "Intellectual Property"); except as described in the Registration Statement and the Prospectus or as would not have a Material Adverse Effect, (i) to the Company's knowledge, there are no third parties who have or will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed or otherwise contractually available to the Company; (ii) to the Company's knowledge, there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or , to the Company's knowledge, claim by others challenging the Company's rights in or to any Intellectual Property; (iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or, to the Company's knowledge, claim by others challenging the validity or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or, to the Company's knowledge, claim by others that the Company infringes or otherwise violates (or would infringe or violate, upon commercialization of the products and product candidates described in the Registration Statement and Prospectus) any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (vi) to the Company's knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vii) to the Company's knowledge, there is no prior art that may render any patent application owned by the Company of the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office;

                  (v) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect,
         (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge after due inquiry, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge after due inquiry, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company's knowledge after due inquiry, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

                  (w) the Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; to the Company's knowledge, there exist no conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) to the Company's knowledge, is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or, to the Company's knowledge, affected by any pending or, to the Company's knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

                  (x) in the ordinary course of its business, the Company and each of the Subsidiaries conducts a periodic review of the effect of the Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

                  (y) all tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid to the extent the same have become due, other than those being contested in good faith and for which adequate reserves have been provided;

                  (z) the Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate in its reasonable business judgment; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice in the business that they are engaged to protect the Company and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase;

                  (aa) neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement and the Prospectus any material loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

                  (bb) the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or, to the Company's knowledge after due inquiry, any other party to any such contract or agreement;

                  (cc) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (dd) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established and were found to be effective during the review most recently conducted; the Company's auditors and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the Company's auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

                  (ee) except as permitted by applicable securities laws, since July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

                  (ff) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

                  (gg) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge after due inquiry, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus;

                  (hh) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (ii) to the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater security holders, except as set forth in the Registration Statement and the Prospectus; and

                  (jj) except to the extent disclosed in the Registration Statement and the Prospectus and except as would not be expected to have a Material Adverse Effect, the Company has operated and currently is in compliance in all material respects with all applicable rules, regulations and policies of the U.S. Food and Drug Administration and comparable drug regulatory agencies outside of the United States (collectively, the "Regulatory Authorities"); and except to the extent disclosed in the Registration Statement and the Prospectus, the Company has not received any notices or other correspondence from the Regulatory Authorities or any other governmental agency requiring the termination, suspension or modification of any clinical or pre-clinical studies or tests that are described in the Prospectus or the results of which are referred to in the Prospectus.

                  In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

                           (ii)     The Selling Stockholder represents and
warrants to and agrees with each of the Underwriters that:

                  (a) the Selling Stockholder now is and at the time of delivery of such Shares (whether the time of purchase or additional time of purchase, as the case may be) will be, the lawful owner of the number of Shares to be sold by the Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and indefeasible title to such Shares, and upon delivery of and payment for such Shares (whether at the time of purchase or the additional time of purchase, as the case may be), the Underwriters will acquire valid and indefeasible title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

                  (b) the Selling Stockholder has and at the time of delivery of such Shares (whether the time of purchase or additional time of purchase, as the case may be) will have, full legal right, power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

                  (c) this Agreement has been duly executed and delivered by the Selling Stockholder and is a legal, valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, or by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity);

                  (d) when the Registration Statement becomes effective and at all times subsequent thereto through the latest of the time of purchase, additional time of purchase or the termination of the offering of the Shares, the Registration Statement and Prospectus, and any supplements or amendments thereto, as the same relate to the Selling Stockholder, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances upon which they were made, not misleading. In addition, to the Selling Stockholder's knowledge, when the Registration Statement becomes effective and at all times subsequent thereto through the latest of the time of purchase, additional time of purchase or the termination of the offering of the Shares, the Registration Statement and Prospectus, and any supplements or amendments thereto, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances upon which they were made, not misleading; and

                  (e) the sale of the Selling Stockholder's Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus.

                  4. Certain Covenants of the Company and the Selling Stockholder.

                           (i) The Company hereby agrees (and with respect to
Section 4(i)(n)(x), the Selling Stockholder hereby agrees):

                  (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

                  (c) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post effective amendment thereto be declared effective before the Shares maybe sold, the Company will endeavor to cause the Registration Statement or such post effective amendment to become effective as soon as possible and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

                  (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, including by filing any documents that would be incorporated therein by reference, and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

                  (e) subject to Section 4(d) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

                  (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

                  (g) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 4(d) hereof, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

                  (h) to make generally available to its security holders, and to deliver to you an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act and, in the case of quarterly financial statements, need not be audited) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than November 14, 2004;

                  (i) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders' equity and cash flow of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants);

                  (j) to furnish to you 5 copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

                  (k) to furnish to you promptly and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports, proxy statements, or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or the Subsidiaries;

                  (l) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(d) hereof;

                  (m) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

                  (n) to pay or cause to be paid all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Basic Prospectus, each Prepricing Prospectus, each Prospectus Supplement, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment); (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment); (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers; (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on NASDAQ and any registration thereof under the Exchange Act; (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters; (vii) the fees and disbursements of any transfer agent or registrar for the Shares; (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show in excess of $30,000; (ix) the performance of the Company's other obligations hereunder, including without limitation, all expenses and taxes incident to the sale and delivery of the Shares to the Underwriters hereunder; and (x) any fees and expenses of counsel for the Selling Stockholder (to be paid by the Selling Stockholder);

                  (o) not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock for a period of 90 days after the date hereof (the "Lock-Up Period"), without the prior written consent of UBS Securities, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus, (iii) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus; and (iv) the issuance of shares of Common Stock to Millennium Pharmaceuticals, Inc. on the terms described in the Prospectus;

                  (p) to use its best efforts to cause the Common Stock to be listed for quotation on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"); and

                  (q) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

                           (ii)         The Selling Stockholder hereby agrees:

                  (a) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act that is known to the Selling Stockholder, which, to the knowledge of the Selling Stockholder after consultation with counsel, would require the making of any change in the Prospectus then being used, or in the information incorporated by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and

                  (b) not to sell, offer or agree to sell, contract to sell, hypothecate, pledge grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any such securities or any other securities of the Company that are substantially similar to Common Stock, or request or demand the registration under the Act of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, during the Lock-up Period without the prior written consent of UBS Securities LLC, except the registration of the Shares and the sales to the Underwriters pursuant to this Agreement.

                  5. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to clause (y) of the second paragraph of Section 7 hereof or the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(i)(n) hereof, reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

                  6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of each of the Company and the Selling Stockholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by each of the Company and the Selling Stockholder of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Fulbright & Jaworski L.L.P., counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in the State of Texas;

                           (ii) Each of ILEX Oncology Services, Inc., ILEX Products, Inc., ILEX Acquisitions, Inc., ILEX Pharmaceuticals, L.P. and ILEX Pharmaceuticals, L.L.C. (the "Domestic Subsidiaries") has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of formation with the requisite corporate power and authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus. ILEX Products, Inc. and ILEX Oncology Services, Inc. are duly qualified to do business as a foreign corporation in the State of Texas, ILEX Pharmaceuticals, L.P. is duly qualified to do business as a foreign limited partnership in the State of Texas, ILEX Pharmaceuticals, L.L.C. is duly qualified to do business as a limited liability company in Texas and ILEX Products, Inc. is duly qualified to do business as a foreign corporation in the Commonwealth of Massachusetts;

                           (iii) the Company has authorized and outstanding capital stock as set forth in the Registration Statement and the Prospectus under the heading "Capitalization" as of the date set forth therein. The capital stock of the Company, including the Shares, conforms as to legal matters in all material respects to the description thereof contained in the Registration Statement and the Prospectus. The issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and none of such securities were issued in violation of any statutory preemptive rights or, to our knowledge, contractual rights of first refusal or similar rights to purchase the Company's securities. The Shares, when issued and delivered to and paid for by the Underwriters pursuant to the Agreement, will be validly issued, fully paid and nonassessable. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. Except as described or incorporated by reference in the Prospectus, to such counsel's knowledge, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of capital stock or other equity interest of each of the Subsidiaries or any security convertible into, exercisable for, or exchangeable for capital stock or other equity interest of each of the Subsidiaries. The issued and outstanding shares of capital stock or other equity interest of each of the Domestic Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are to such counsel's knowledge owned by the Company or a wholly owned Subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus;

                           (iv) to such counsel's knowledge, there is no litigation or governmental proceeding or investigation before any court or before or by any public body or board, pending or threatened against, or involving the Company or any of the Subsidiaries, or to which any of their respective properties are subject, or any of the respective directors (in their capacity as such) or officers (in their capacity as such) of the Company or the Subsidiaries, which is not disclosed in the Registration Statement or the Prospectus and is required to be described therein;

                           (v) the Registration Statement has become effective under the Securities Act. Any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424
                  (b) promulgated under the Securities Act has been made in the manner and within the time period required by Rule 424 (b). To such counsel's knowledge, (i) no stop order suspending the effectiveness of the Registration Statement has been issued, and (ii) no proceedings for that purpose have been instituted or are pending or threatened. The Registration Statement, the Prospectus (other than the financial statements and schedules and other financial and statistical information derived therefrom contained, included or incorporated by reference therein, as to which we express no opinion) appear on their face to comply as to form in all material respects with the applicable requirements of the Securities Act and the rules promulgated thereunder. The Incorporated Documents (other than the financial statements and the schedules and other financial and statistical information derived therefrom included or incorporated by reference therein, as to which such counsel expresses no opinion), at the time they were filed, appear on their face to have complied as to form in all material respects with the requirements of the Exchange Act;

                           (vi) the Company has the requisite corporate power and authority to enter into, deliver and to perform its obligations under the Agreement, including, without limitation, the issuance and sale by the Company of the Shares. The execution, delivery and performance of the Agreement by the Company has been duly authorized by all necessary corporate action by the Company;

                           (vii)    neither the Company nor any of the
                  Subsidiaries is, nor, after giving effect to the offering and sale of the shares and the application of the net proceeds thereof as described in the Prospectus, will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder;

                           (viii) neither the execution and delivery of the Agreement by the Company nor the consummation by the Company of the transactions contemplated by the Agreement, including, without limitation, the issuance and sale by the Company of the Shares, will result in the breach or violation of any term or provision of, or constitute a default under (or any event which with notice or lapse of time, or both, would constitute a default under), the terms of (a) any indenture, mortgage, deed of trust, note, franchise, license, lease, contract or other agreement or instrument or permit to which the Company or any of the Subsidiaries is a party or by which the Company or its properties or assets are bound and in each case which is filed as an exhibit to the documents incorporated by reference into the Registration Statement except for breaches or violations that would not have a Material Adverse Effect;
                  (b) any decree, order, statute, rule or regulation known to us to be applicable to the Company or the Subsidiaries or any of their respective properties; or (c) any provision of the charter or bylaws of the Company or any of the Domestic Subsidiaries;

                           (ix) no consent, approval, authorization or order of any court or governmental agency or regulatory body is required for the execution and delivery of the Agreement by the Company or the consummation or the transactions contemplated by the Agreement, except (a) such as have been obtained under the Securities Act, (b) such as may be required under the "Blue Sky" and state securities laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated in the Agreement and in the Prospectus (as to which such counsel expresses no opinion), (c) such as may be required for the clearance of the underwriting arrangements relating to such offering with the NASD (as to which we express no opinion), and (d) such other approvals as have been obtained;

                           (x) to such counsel's knowledge, the Company is eligible to use a Registration Statement on Form S-3 to register the Shares;

                           (xi) the statements (i) in the Prospectus under "Risk Factors- "We have adopted a shareholder rights plan, which could discourage or prevent stockholders from selling their shares at a premium."; (ii) in the Company's

                  Definitive Proxy Statement for the period ended May 22, 2003 under "Employment Agreements and Change-of-Control Arrangements"; (iii) the Company's Definitive Proxy Statement for the period ended May 22, 2003 under "Certain Transactions," and (iv) on the Company's Form 8-A under the "Description of Capital Stock" have been reviewed by us, and insofar as such statements constitute summaries of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, to our knowledge, are accurate in all material respects and present fairly the matters referred to therein; and

                           (xii) there are no contracts, agreements or understandings between the Company and any person or entity, which are on file as an exhibit to the Registration Statement or any document incorporated by reference therein, or, to such counsel's knowledge, otherwise granting such person or entity the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or entity or to require the Company to include such securities in the Registration Statements or in any other registration statement filed by the Company under the Securities Act other than any such contract, agreement or understanding as to which a breach or violation could not reasonably be expected to result in a Material Adverse Effect or to interfere in any material respect with the completion of the offering and the sale of the Shares.

                           In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs
         (ii), (iii) and (xi) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial data included in the Registration Statement or the Prospectus).

                  (b) The Selling Stockholder shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Cox & Smith Incorporated, counsel for the Selling Stockholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i) this Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder;

                           (ii) the Selling Stockholder has requisite corporate power and authority, and has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder in the manner provided in this Agreement; and

                           (iii) at the time of purchase and any additional time of purchase, as the case may be, assuming that the Underwriters purchase the Shares sold by the Selling Stockholder for value and without notice of any "adverse claim" (as defined in Section 8-102(a)(1) of the Uniform Commercial Code as in effect on the date hereof in the State of New York ("NYUCC")) with respect to such Shares, upon delivery of the certificates to the Underwriters representing such Shares, either registered in the name of the Underwriters or effectively indorsed to the Underwriters or in blank, the Underwriters will be a "protected purchaser" (as defined in Section 8-303 of the NYUCC) with respect to such Shares and the Underwriters will acquire such Shares free of any "adverse claim" (within the meaning of Section 8-102(a)(1) of the NYUCC).

                           To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of the Selling Stockholder, certificates issued by government agencies and on the opinions of other counsel as to matters which are governed by laws other than the laws of the State of Texas.

                           In addition, such counsel shall state that such counsel has participated in conferences with officers of the Selling Stockholder at which the statements concerning the Selling Stockholder set forth in the Prospectus under the caption "Selling Stockholder" (the "Covered Statements") were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of such Covered Statements or any other statements contained in the Registration Statement or Prospectus, and has not made any independent verification thereof, on the basis of the foregoing such counsel has no knowledge that any of the Covered Statements are inaccurate in any material respect.

                  (c) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Mr. Al Jecminek, Esq., patent counsel for the Company, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i)      to such counsel's knowledge, the statements
                  (i) in the Registration Statement and the Prospectus under the captions "Risk factors" - "If any of our license agreements for intellectual property underlying a product candidate are terminated, we may lose our rights to develop or market that product", "We have limited marketing capabilities and we are currently dependent upon third parties to sell and market CAMPATH(R). We will be required to incur significant expense to develop our own marketing capabilities" and "We may not be able to obtain or maintain effective patents to protect our technologies from use by other companies, and patents of other companies could prevent us from developing or marketing our other product candidates"; (ii) in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 in the first paragraph under the caption "Recent Developments", in the second paragraph under the caption "Strategic Alliances" and under the caption "Intellectual Property, Patents and Trademarks"; and (iii) in the Company's Quarterly Report on Form 10-Q for the period ending March 31, 2003 under the caption "Development and Distribution Agreement", are accurate and complete statements or summaries of the matters therein set forth. Nothing has come to such counsel's attention that causes them to believe that the above-described portions of the Registration Statement at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, at the date of such Prospectus or such supplement and at the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (ii) to such counsel's knowledge, (a) other than normal patent and trademark prosecution matters, there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company, and (b) no such proceedings are threatened or contemplated by governmental authorities or others;

                           (iii) such counsel does not know of any contracts or other documents, relating to the Company's patents, trade secrets, trademarks, service marks or other proprietary information or materials, of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed required;

                           (iv) to such counsel's knowledge, (a) the Company is not infringing or otherwise violating any patents, trade secrets, trademarks, service marks or other proprietary information or materials of others, and (b) there are no infringements by others of any of the Company's patents, trade secrets, trademarks, service marks or other proprietary information or materials which in such counsel's judgment could affect materially the use thereof by the Company;

                           (v) such counsel has no knowledge of any facts which would preclude the Company from having valid license rights or clear title to the patents referenced in the Registration Statement and the Prospectus. Such counsel has no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use all patents and other material intangible property and assets necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Registration Statement and the Prospectus, except as described in the Registration Statement and the Prospectus. Counsel is unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the Company's patents and other material intellectual property and assets; and

                           (vi) such counsel is not aware of any material fact with respect to the patent applications of the Company presently on file that (a) would preclude the issuance of patents with respect to such applications, or (b) would lead such counsel to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations.

                  (d) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Ropes & Gray LLP, regulatory counsel for the Company, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i) such counsel is not aware of any lawsuit or regulatory proceeding, pending or threatened, by the Food and Drug Administration or other regulatory entities within the Department of Health and Human Services against the company or any subsidiary or affiliated organization. Nor is such counsel aware of any misstatement or omission of a material fact within the description of regulatory matters in the registration statement, though such counsel's assessment is necessarily limited by the scope of such counsel's engagement; and

                           (ii) as to matters within the scope of such counsel's engagement, such counsel believes, to the best of its knowledge and information, that the registration statement accurately reflects in all material respects the circumstances and relevant risk factors related to those products and activities.

                  (e) You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by UBS Securities.

                  (f) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, as to the matters referred to in subparagraph (i) (as to the jurisdiction of incorporation only), the second sentence (as to the Shares only) and the third sentence of subparagraph (iii), first, second and third sentences of subparagraph (v), the last sentence of subparagraph (vi), and the last subparagraph of Section 6(a).

                  (g) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall have been filed to which you object in writing.

                  (h) The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M. New York City time on the second full business day after the date of this Agreement.

                  (i) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (j) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole shall occur or become known.

                  (k) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer in the form attached as Exhibit B hereto.

                  (l) The Selling Stockholder will, at the time of purchase and the additional time of purchase, as the case may be, deliver to you a certificate of the Selling Stockholder to the effect that the representations and the warranties of the Selling Stockholder as set forth in this Agreement are true and correct as of each such date.

                  (m) You shall have received signed Lock-up Agreements referred to in Section 3(r) hereof.

                  (n) The Company and the Selling Stockholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

                  (o) The Shares shall have been approved for quotation on NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

                  7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

                  The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS Securities or any group of Underwriters (which may include UBS Securities) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in UBS Securities' judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) since the execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American

Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on the NASDAQ national market; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or
(v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in UBS Securities' judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or
(z) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

                  If UBS Securities or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, the Company and the Selling Stockholder and each other Underwriter shall be notified promptly in writing.

                  If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company and/or the Selling Stockholder shall be unable to comply with any of the terms of this Agreement, neither the Company nor the Selling Stockholder shall be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(i)(n), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company or the Selling Stockholder under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

                  8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of
Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

                  Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholder agree with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

                  If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

                  The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

                  If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or the Selling Stockholder to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  9.       Indemnity and Contribution.

                  (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus, as any of the foregoing may be amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading, (ii) any untrue statement or alleged untrue statement made by the Company in Section 3 hereof or the failure by the Company to perform when and as required any agreement or covenant contained herein, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or utilizing specific written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Shares; provided, however, that the indemnity agreement contained in this subsection (a) as it may relate to any untrue statement in or omission from a Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any partner, director or officer of any Underwriter or person controlling such) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of noncompliance by the Company with Section 4(i)(b) hereof.

                  (b) The Selling Stockholder agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Basic

Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus, as any of the foregoing may be amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance on and in conformity with information furnished to the Company by the Selling Stockholder expressly for use in the Registration Statement or Prospectus (such information in the Registration Statement and Prospectus under the captions "Selling Stockholder" is the only information provided by the Selling Stockholder expressly for use therein); or (ii) any untrue statement or alleged untrue statement made by the Selling Stockholder in Section 3 hereof or the failure by the Selling Stockholder to perform when and as required any agreement or covenant contained herein; provided, however, that the indemnity agreement contained in this subsection (b) as it may relate to any untrue statement in or omission from a Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any partner, director or officer of any Underwriter or person controlling such) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of noncompliance by the Company with Section 4(i)(b) hereof; provided, further, that the Selling Stockholder shall not be responsible, either pursuant to this indemnity or as a result of any breach of this Agreement, for losses, expenses, liability or claims for an amount in excess of the net proceeds to be received by the Selling Stockholder (before deducting expenses) from the sale of Shares hereunder.

                  (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the Selling Stockholder and any person who controls the Selling Stockholder within the meaning of Section 15 of the Act of Section 20 and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

                  (d) If any action, suit or proceeding (each, a "Proceeding") is brought against any person in respect of which indemnity may be sought pursuant to the foregoing paragraphs (a), (b) or (c) of this Section 9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party) and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which it may have to such indemnified party or otherwise. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by such indemnifying party in connection with the defense of such Proceeding or such indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such indemnifying party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnifying party), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No indemnifying party shall be liable for any settlement of any such Proceeding effected without the written consent of such indemnifying party but if settled with the written consent of such indemnifying party, such indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, liability or failure to act, by or on behalf of such indemnified party.

                  (e) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a), (b) or (c) of this
Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Stockholder on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

                  (f) The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) above. Notwithstanding the provisions of this
Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

                  (g) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Selling Stockholder, its respective directors or officers or any person who controls any of the foregoing within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and shall survive any termination of this Agreement or the delivery of the Shares. The Company, the Selling Stockholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against the Company and any of its officers or directors and against the Selling Stockholder and any of its officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectus.

                  10. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Prospectus Supplement and the statements set forth in the fifth, sixth, eighth, ninth, tenth and eleventh paragraphs under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 9 hereof.

                  11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, N.Y. 10171-0026,
Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 4545 Horizon Hill Boulevard, San Antonio, Texas 78229, Attention: General Counsel; and if to the Selling Stockholder, shall be sufficient in all respects if delivered or sent to the Selling Stockholder at 7979 Wurzbach Road, Urschel Building, Sixth Floor, San Antonio, Texas 78229, Attention: President.

                  12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                  13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and Selling Stockholder consent to the jurisdiction of such courts and personal service with respect thereto. Each of the Company and the Selling Stockholder hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Securities or any indemnified party. Each of UBS Securities, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Selling Stockholder waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Company and the Selling Stockholder agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding thereupon and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

                  14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the Selling Stockholder and to the extent provided in Section 9 hereof the controlling persons, partners, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

                  15. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

                  16. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company and the Selling Stockholder and their successors and assigns and any successor or assign of any substantial portion of the Company's, the Selling Stockholder's and any of the Underwriters' respective businesses and/or assets.

                  17. Miscellaneous. UBS Securities, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS Securities is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS Securities are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

                  If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholder and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholder and the Underwriters, severally.

                                    Very truly yours,

                                    ILEX Oncology, Inc.

                                    By: /s/ Mark P. Mellin
                                        ----------------------------------------
                                        Name: Mark P. Mellin
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                    Cancer Therapy and Research Center Endowment

                                    By: /s/Robert N. Shaw
                                        ----------------------------------------
                                        Name: Robert N. Shaw
                                        Title: President

Accepted and agreed to as of the
date first above written, on
behalf of itself and the
other several Underwriters
named in Schedule A

UBS SECURITIES LLC
Lehman Brothers
CIBC World Markets Corp.
U.S. Bancorp Piper Jaffray Inc.

As Representative of the several Underwriters

By: UBS SECURITIES LLC

 By: /s/ Michelle Bereaux
     ---------------------------
     Name:
     Title:

 By: /s/ Kevin J. Sheridan
     ---------------------
     Name:
     Title:

                                   SCHEDULE A

UNDERWRITER                                          NUMBER OF FIRM SHARES
-----------                                          ---------------------
UBS Securities LLC ...............................          3,000,000
Lehman Brothers ..................................          1,500,000
CIBC World Markets Corp. .........................            750,000
U.S. Bancorp Piper Jaffray Inc. ..................            750,000
                                                            ---------

       Total .....................................          6,000,000
                                                            =========

                                   SCHEDULE B

SUBSIDIARY                               JURISIDCTION OF INCORPORATION           REQUIRED FOREIGN QUALIFICATIONS
----------                               -----------------------------           -------------------------------
ILEX Oncology Services, Inc.                 Delaware                               Texas
ILEX Products, Inc.                          Delaware                               Texas and Massachusetts
ILEX Services Limited                        United Kingdom
ILEX Acquisitions, Inc.                      Delaware
ILEX Pharmaceuticals, L.P.                   Delaware                               Texas
ILEX Pharmaceuticals, L.L.C.                 Delaware                               Texas
ILEX Oncology Research, Sarl                 Geneva, Switzerland
ILEX Pharmaceuticals, Ltd.                   United Kingdom

                                    EXHIBIT A

                               ILEX Oncology, Inc.

                                  Common Stock
                                ($0.01 par value)

                                                                  July ___, 2003

UBS Securities LLC
[Co-Managers]
As Representative of the several Underwriters

c/o UBS Securities LLC
    299 Park Avenue
    New York, New York 10171

Ladies and Gentlemen:

                  This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by ILEX Oncology, Inc. (the "Company") and you, as Representative of the several Underwriters named therein, with respect to the public offering (the "Offering") of common stock, par value $0.01 per share, of the Company (the "Common Stock").

                  In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period from the date hereof until the end of 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of
Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement.

                  In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for a period from the date hereof until the end of 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.

                  If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

                                        Yours very truly,

                                        ____________________________________
                                        Name:

                                    Exhibit B

                                     FORM OF
                              OFFICERS' CERTIFICATE

                  The undersigned, [ ], President and Chief Executive Officer of ILEX Oncology, Inc., a Delaware corporation (the "Company"), and[ ], Senior Vice President and Chief Financial Officer of the Company, in such capacity on behalf of the Company (and not individually), do hereby certify pursuant to Section 6( ) of that certain Underwriting Agreement dated July [ ], 2003 (the "Underwriting Agreement") among the Company, the Selling Stockholder, UBS Securities LLC, Lehman Brothers Inc., CIBC World Markets Corp., and U.S. Bancorp Piper Jaffray Inc. that as of [ ]:

                  (i) No stop order with respect to the effectiveness of either of the Registration Statements has been issued under the Act and no proceedings have been initiated under Section 8(d) or 8(e) of the Act for that purpose;

                  (ii) The Registration Statement has been declared effective by the SEC;

                  (iii) To the best of my knowledge, the Registration Statements and all amendments thereto, or modifications thereof, and the Prospectus and all amendments and supplements thereto, or modifications thereof, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they are made) not misleading;

                  (iv) To the best of my knowledge, between the time of execution of the Underwriting Agreement and the date hereof, (A) no Material Adverse Effect, or any development involving a prospective Material Adverse Effect, has occurred or become known and (B) no transaction which is material and adverse to the Company has been entered into by the Company or any of the Subsidiaries;

                  (v) To the best of my knowledge, the representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof or, if such representations and warranties speak as of a specific date, as of such date; and

                  (vi) The Company has performed all of its obligations under the Underwriting Agreement that are to be performed at or before the date hereof.

                           Capitalized terms used herein without definition
shall have the respective meanings ascribed to them in the Underwriting
Agreement.

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                                       B-1